UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

January 4, 2011

AXIUS INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-147276	27-3574086
Commission File Number	IRS Employer Identification No.

6A Easa Al Gurg Tower, 6 th Floor, Baiyas Road, P.O. Box 186549, Dubai UAE	NA
(Address of Principal Executive Offices)	Zip Code

00971 44475722
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .. Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .. Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .. Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .. Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K (the "Current Report") contains forward-looking statements that involve risks and uncertainties. Forward-looking statements in this document may include, among others, statements regarding our capital needs, business plans and expectations. Such forward-looking statements involve assumptions, risks and uncertainties regarding, among others, the success of our business plan, availability of funds, government regulations both in the United States and internationally, operating costs, our ability to achieve significant revenues, our business model and products and other factors. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may,” "will,” "should,” "expect,” "plan,” "intend,” "anticipate,” "believe,” "estimate,” "predict,” "potential" or "continue,” the negative of such terms or other comparable terminology. In evaluating these statements, you should consider various factors, including the assumptions, risks and uncertainties set forth in reports and other documents we have filed with or furnished to the Securities and Exchange Commission. These factors or any of them may cause our actual results to differ materially from any forward-looking statement made in this document. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding future events, our actual results may vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested herein. The forward-looking statements in this document are made as of the date of this document and we do not intend or undertake to update any of the forward-looking statements to conform these statements to actual results, except as required by applicable law, including the securities laws of the United States.

Unless otherwise indicated, in this Form 8-K, references to "we," "our," "us," the "Company," "Axius" or the "Registrant" refer to Axius Inc.

ITEM 5.06  CHANGE IN SHELL COMPANY STATUS

On December 13, 2010, Axius incorporated a wholly-owned subsidiary in Delaware called Dr. Jules Nabet Cosmetics, Inc.  On January 4, 2011 this subsidiary entered into an exclusive North American Distribution Agreement with French Cosmetics Centre of the UK to distribute a line of skincare products under the Dr. Jules Nabet brand.

In February 2011 we opened our e-commerce web site on the Internet for our new brand. Our web address is www.drjulesnabetskincare.com.

In February 2011 we, in accordance with a Board of Directors resolution, entered into an Assignment Agreement with Alpha Global Industries Ltd. (“AGI”) as relates to a Memo Of Understanding between AGI and French Cosmetic Center Ltd. pursuant to which we acquired a royalty agreement between AGI and French Cosmetics Centre regarding sales made of Dr. Jules Nabet products by Evora Cosmetic and Wellness in Germany. This agreement was included as an Exhibit to a Form 8-K that we filed on February 24, 2011.

The number of shares of Common Stock issued under the Agreement was 2,000,000 and the consideration received was the assignment of certain commissions to be received by AGI as referred to in aforesaid Agreement and MOU.  No underwriters participated in this transaction and the securities were exempt from registration in accordance with Section 4(2) as a transaction by an issuer not involving a public offering with all 2,000,000 shares bearing a restricted legend under the Securities Act of 1933.

On March 24, 2011 we placed an order for 200 units each of 10 different Dr. Jules Nabet products. The total value of the order was 31,460 Euro (US$44,422 based on exchange rates in effect at March 30, 2011). We paid 50% of the order value at the time that it was placed and will pay the balance in full upon delivery. These products will be sold on our web site when received.

The agreements and activities described above have resulted in the effective commencement of our business plan and operations. Therefore, we believe that we are no longer a shell corporation as that term is defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act.

ITEM 9.01

EXHIBITS

Exhibit No.

Description

NONE

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXIUS INC.

/s/ Roland Kaufman

Roland Kaufman

President, CEO and Director

Dated: March 31, 2011

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